UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 22, 2008

PPG INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-1687	25-0730780
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One PPG Place, Pittsburgh, Pennsylvania	15272
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (412) 434-3131
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99

Item 8.01.	Other Events.
On December 22, 2008, the Company issued a press release regarding its earnings for the fourth quarter of 2008. A copy of the Company’s press release is attached hereto as Exhibit 99 and incorporated by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99	-	Press release of PPG Industries, Inc. dated December 22, 2008 regarding fourth quarter earnings.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 22, 2008	PPG INDUSTRIES, INC. (Registrant)
	By:	/s/ William H. Hernandez
William H. Hernandez
Senior Vice President, Finance and Chief Financial Officer